Exhibit 10.1

ADDENDUM TO SECURITIES PURCHASE AGREEMENT,

DATED JANUARY 2, 2025

This Addendum, dated January 9, 2025, shall be made part of the securities purchase agreement, dated January 2, 2025 (the “Agreement”), by and between Cyclacel Pharmaceuticals, Inc. (the “Company”) and David Lazar (the “Purchaser” and together with the Company, the “Parties”), and shall be deemed effective at the time of the Agreement.

WHEREAS, the Parties desire to correctly state the intent of the Parties to the Agreement.

NOW, THEREFORE, the Parties hereby agree as follows:

1.	Section 2.3(a)(v) of the Agreement is hereby amended and restated to read, in its entirety, as follows:

“(v)        as of the First Closing, a copy of the resolutions of the Company’s Board of Directors (A) authorizing Company’s execution, delivery, and performance of this Agreement, including, inter alia, the authorization and issuance of the Securities as well as the authorization of a right for the Purchaser to sell, assign or otherwise transfer either the Securities (as well as any Common Stock underlying any such Securities) and/or its rights to acquire the Securities (as well as any Common Stock underlying any such Securities) pursuant to this agreement (the “Securities Purchase Rights”), including by way of option for Purchaser to sell and/or a transferee thereof to purchase, the Securities Purchase Rights (the “Securities Purchase Rights Transfer Right”), (B) with respect to Section 3.1(y), (C) the Rule 16b-3 Exemption Approvals, which resolutions shall be prepared and adopted in the form provided by Purchaser to the Company, and (D) the appointment of a designee of David Lazar, who shall be deemed “independent” under the rules and regulations of the Trading Market and applicable securities laws, as a member of the Board of Directors (the “New Director”).”

IN WITNESS WHEREOF, the Parties have caused this Addendum to be executed by the respective officers thereunto duly authorized, in each case as of the date first written above.

“COMPANY”

CYCLACEL PHARMACEUTICALS, INC.

By:	/s/ Paul McBarron
Name: Paul McBarron
Title: Director

PURCHASER

/s/ David Lazar
David Lazar

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